Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reported dated December 18, 1996, in the Registration Statement on Form S-1 and related Prospectus of 800-JR Cigar, Inc., dated March 14, 1997.

                                        /s/ Ernst & Young LLP

MetroPark, New Jersey
March 13, 1997